                                                                  Exhibit (8)(f)

                               FORM OF SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                         EFFECTIVE DATE
------------                                                         --------------

A.  Sweep Funds
---------------
Schwab Money Market Fund                                             May 1, 1993

Schwab Government Money Fund                                         May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                          May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares               May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                        May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                 November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab New Jersey Municipal Money Fund                               January 20, 1998

Schwab Pennsylvania Municipal Money Fund                             January 20, 1998

Schwab Florida Municipal Money Fund                                  February 16, 1998

B.  Other Funds
---------------
Schwab Value Advantage Money Fund-Investor Shares                    May 1, 1993

Schwab Institutional Advantage Money Fund                            May 1, 1993

Schwab Retirement Money Fund                                         November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                June 6, 1995

Schwab California Municipal Money Fund -- Value Advantage Shares     June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab New York Municipal Money Fund -- Value Advantage Shares       June 6, 1995
(formerly Schwab New York Tax-Exempt Money Fund)

                                     THE CHARLES SCHWAB FAMILY OF FUNDS


                                     By:
                                             ----------------------------------
                                     Name:   William J. Klipp
                                     Title:  Executive Vice President and Chief
                                             Operating Officer

                                     CHARLES SCHWAB & CO., INC.


                                     By:
                                             ----------------------------------
                                     Name:   Colleen M. Hummer
                                     Title:  Senior Vice President

                                                                  Exhibit (8)(f)

                               FORM OF SCHEDULE C
                            TRANSFER AGENCY AGREEMENT

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

      FUND                                                 FEE
      ----                                                 ---
A.    Sweep Funds
      -----------
      Schwab Money Market Fund                             An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab Government Money Fund                         An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab Municipal Money Fund-Sweep Shares             An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab California Municipal Money Fund-Sweep Shares  An annual fee, payable monthly, of
      (formerly Schwab California Tax-Exempt Money Fund)   twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab  US Treasury Money Fund                       An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab New York Municipal Money Fund-Sweep Shares    An annual fee, payable monthly, of
      (formerly Schwab New York Tax-Exempt Money Fund)     twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab New Jersey Municipal Money Fund               An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab Pennsylvania Municipal Money Fund             An annual fee, payable monthly, of
                                                           twenty five one-hundredths of one
                                                           percent (.25%) of the Fund's average
                                                           daily net assets

      Schwab Florida Municipal Money Fund                            An annual fee, payable monthly, of
                                                                     twenty five one-hundredths of one
                                                                     percent (.25%) of the Fund's average
                                                                     daily net assets

B.    Other Funds
      -----------
      Schwab Value Advantage Money Fund                              An annual fee, payable monthly, of
                                                                     five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets

      Schwab Institutional Advantage Money Fund                      An annual fee, payable monthly, of
                                                                     five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets

      Schwab Retirement Money Fund                                   An annual fee, payable monthly, of
                                                                     five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets

      Schwab Municipal Money Fund-Value Advantage Shares             An annual fee, payable monthly, of
                                                                     five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets

      Schwab California Municipal Money Fund-Value Advantage Shares  An annual fee, payable monthly, of
      (formerly Schwab California Tax-Exempt Money Fund)             five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets

      Schwab New York Municipal Money Fund-Value Advantage Shares    An annual fee, payable monthly, of
      (formerly Schwab New York Tax-Exempt Money Fund)               five one-hundredths of one percent
                                                                     (.05%) of the Fund's average daily
                                                                     net assets


                            THE CHARLES SCHWAB FAMILY OF FUNDS


                            By:     ________________________________________
                            Name:   William J. Klipp
                            Title:  Executive Vice President and Chief Operating
                                    Officer


                            CHARLES SCHWAB & CO., INC.


                            By:     ________________________________________
                            Name:   Colleen M. Hummer
                            Title:  Senior Vice President